Jamie Dimon Chief Executive Officer S E P T E M B E R 1 3 , 2 0 0 6 2006 Lehman Brothers Financial Services Conference

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and in the 2005 Annual Report on Form 10-K for the year ended December 31, 2005 (2005 Annual Report) filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov). The 2003 and 2004 financial information provided in this presentation is presented on a proforma combined basis. The 2003 and 2004 proforma combined historical results represent how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared on a combined basis had the two companies been merged as of January 1, 2003. Additional information can be found on the Form 8-K/As furnished to the Securities and Exchange Commission on April 20, 2005 and July 20, 2005. The selected financial information provided in this presentation for periods prior to 2003 is presented on a combined basis, a non-GAAP measure, and represents the summation of historical results reported by JPMorgan Chase & Co. and Bank One Corporation. The 2003 and 2004 financial information and other non-GAAP financial measures are provided in this presentation to assist readers in understanding certain trend information.

Agenda Overview of firm and lines of business Credit profile Progress since merger Conclusions

Investment Bank 1689 Retail Financial Services 1749 Card Services 1776 Commercial Banking 523 Treasury & Securities Services 578 Asset & Wealth Management 656 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 JPMorgan Chase Financial Results1 ($mm) 2 Excludes Corporate Sector Financial Strength (as of 6/30/06) 1 Financial Results include income from Discontinued Operations and are presented on a managed basis. Revenue and credit costs are presented without the effect of credit card securitizations 1H06 Net Income by LOB2 $1.3T total assets $178B wholesale loans; $343B consumer loans $594B total deposits $111B common equity $59B tangible common equity $146B in market capitalization Tier 1 capital - 8.5%; total capital - 12.0% Operations in more than 50 countries with 172,423 employees

Investment Bank Financial Results ($mm) 1H06 Revenue By Business 1H06 Leadership Positions #1 Global Syndicated Loans2 #1 Global Credit Derivatives3 #1 U.S Long-Term Debt2 #2 Global Interest Rate Swaps/Options3 #2 Global Debt, Equity and Equity-Related2 #2 EMEA IPOs2 #3 Global M&A Announced2 #5 U.S. Equity and Equity-Related2 Investment Banking Fees 2538 Fixed Income Markets 4030 Equity Markets 1743 Credit Portfolio 572 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Priorities Management discipline & business efficiency New investments and opportunities Energy Securitized products Principal investments Emerging markets Leverage universal bank platform (e.g. CB) Fill-in acquisition/partnerships Third party and retail distribution 2 Source: Thomson Financial, June 2006 YTD 3 Source: Risk Magazine, 2005 Corporate End User Survey Performance Target: ROE of 20% though the cycle Strive to achieve by end of 2007 1 Average allocated capital increased from $20 billion in 2005 to $20.5 billion in 1H06

Investment Bank Fixed Income Markets Equity Markets Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1Q03 2193 439 2Q03 2389 394 3Q03 1632 347 4Q03 1557 346 1Q04 2330 674 2Q04 1815 194 3Q04 1115 455 4Q04 1530 243 1Q05 2296 556 2Q05 1428 72 3Q05 2441 713 4Q05 1112 458 1Q06 1993 1215 2Q06 2037 528 Capital Markets Revenue1 ($ millions) Improve risk productivity: Getting paid for the risk we take Management discipline: Further discipline and dialogue around risk-taking Filling in product gaps: Continue strategic business expansion in Energy, Securitized Products, Emerging Markets and Principal Investments Building talent: Complete critical hires in key areas (e.g. fixed income) Improve flow business: Capitalize on e-trading technology 1 Excludes revenues from Credit Portfolio Area of Focus: Reducing markets volatility relative to peers Average markets revenue since 1Q031

Investment Bank Total Loans Average HTM Loans Average HFS Loans Total IB Fees Mkt Share Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2000 112 0.119 2001 96 0.122 2002 79 0.115 2003 0 53.519 4.2 0.128 2004 0 41.804 6.1 0.126 2005 0 44.554 12 0.124 1H2006 0 56.367 19.6 0.127 Average Loans ($ billions) and IB Fee Market Share 1 Market share calculated based on total IB fees reported by the following peers : C, GS, MS, DB, UBS, CS, LEH, MER, and BAC. 2 Average balances for 1H06 3 Derivative receivables MTM as of June 30, 2006 are reported net of cash collateral received under credit support annexes to legally enforceable master netting agreements. Note: Loan balances for 2000-2002 are presented on a combined basis, representing the summation of JPM IB loans and Bank One Corporate Banking loans ex. Commercial Real Estate loans. Loan balances for 2003-2004 are presented on a proforma basis. 1 70% of $56 billion held-to-maturity loan portfolio is investment grade2 89% of $54 billion in derivatives receivables MTM is investment grade3 90% of firmwide tangible common equity

Retail Financial Services Financial Results ($mm) 1H06 Key Statistics1 2Q06 Leadership Positions Invest in distribution network Branches, ATMs, salespeople Continue to strengthen sales management Focus on productivity and cross-sell Conversions - TriState & Bank of NY branches Partnerships with IB and Card Reduce excess expense Mortgage - focus on purchase business Auto - continue to build returns over growth Priorities #2 in deposit market share2 #2 in home equity originations3 #4 in branch network4 #4 in mortgage servicing5 #1 in auto finance (non-captive)6 $186B in avg. deposits, up 7% 2,660 branches; 7,753 ATMs $497B of mortgage loans serviced, up 14% $46B of avg. mortgage loans owned, up 3% $75B of avg. home equity loans owned, up 11% $41B of avg. auto loans owned, down 15% 2 Source: SNL as of June 30, 2005 3 Source: Home Equity Wire, 1Q06 4 Source: 2Q06 Company reports 5 Source: Inside Mortgage Finance as of 2Q06 6 Source: Autocount, June 2006 Performance Target: 28-30% ROE with volatility; strive to achieve by 2007 50% Overhead ratio (ex. CDI); pressure from new builds 1 Growth rates are YoY

Retail Financial Services - Old Branding

Retail Financial Services - New Branding Recognize and Invest in the Value of Distribution

Grow high ROO businesses Improve new account acquisition profitability Investment in growth initiatives Retail branch cross-sell Service-to-sales/card activation program Judgmental lending Build brand awareness through advertising and innovation Focus on expense effectiveness Strategic acquisitions/partnerships 1st Qtr Chase 0.2 Citigroup 0.164 Bank of America 0.213 Capital One 0.072 Discover 0.072 Amex 0.07 Others 0.21 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Card Services Financial Results ($mm) Market Share of Outstanding Loans3 1H06 Key Statistics2 1 2005 results have been adjusted to include the effect of the deconsolidation of Paymentech. Priorities 3 General Purpose Domestic Outstandings as of June 30, 2006 $138B of avg. managed loans, up 2% Impacted by high industry-wide payment rates $159B of charge volume, up 9% $314B of merchant processing volume Managed net charge-off ratio of 3.13% 137mm credit cards issued Performance Target: ROO of 3.5% +/- ROE of 20% though the cycle Strive to achieve by end of 2007 2 Growth rates are YoY

2001 2002 2003 2004 2005 1H06 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Chase 0.0214 0.0251 0.0176 0.0208 0.0221 0.0412 Citi 0.033 0.038 0.0384 0.0395 0.0312 0.0394 Discover 0.0228 0.0236 0.0215 0.0258 0.0195 0.0434 American Express 0.034 0.052 0.0426 0.0433 0.0461 0.0575 Bank of America 0.0277 0.0506 Capital One 0.045 0.044 0.0432 0.0471 0.053 0.0662 Legacy MBNA 0.0299 0.0279 0.0333 0.035 Legacy BofA 0.0339 0.0343 0.0456 0.0464 Card Services - 3.5% ROO Performance Target 3.5% Notes: Chase: Presented on a combined basis for 2001 and 2002, representing the summation of Chase and Bank One's reported results in those period. Results for 2003 and 2004 presented on a proforma basis. Results prior to 2006 have not been adjusted for Paymentech deconsolidation Citi: U.S. Card; Includes Mexico prior to 2004 American Express: U.S. Card Services for 2003 - 1H06 (includes credit and charge cards); Results for Travel-Related Services for 2001 and 2002 Bank of America: Card Services; 2005 data presented on a proforma basis for BAC and MBNA Capital One: U.S. Card Sources: Company and SEC filings

Commercial Banking Financial Results ($mm) 1H06 Revenue By Product 1H06 Key Statistics1 Increase market share through growth in prospect conversion and cross-sell penetration Manage credit underwriting and portfolio to outperform peer average Enhance product and sales training Lending 650 Treasury Services 1116 Investment Banking 106 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Priorities $72B of avg. liability balances, up 10% $52B of avg. loans and leases, up 9% $300mm of gross IB revenues, up 17% Nonperforming loans to avg. loans: 0.44% Allowance for loan losses to avg. loans: 2.72% Performance Target: 50% Overhead Ratio Strive to achieve by end of 2006 1 Growth rates are YoY

Treasury & Securities Services Financial Results ($mm)1 1H06 Key Statistics2 Priorities Leadership Positions 1 Results reflect the absence of discontinued operations related to the exchange of the corporate trust business to The Bank of New York. Grow international market share Attain Best in Class client service across all products - people and systems Increase distribution partnership across the firm Complete the merger integration and wholesale conversion #1 in USD clearing & commercial payments3 #1 in ACH originations4, CHIPS & Fedwire5 #2 Securities custodian6 Leader in securities lending $186B of avg. liability balances, up 24% $11.5T of assets under custody, up 19% $4.3B in Treasury & Securities Services firmwide revenue $2.6B in Treasury Services firmwide revenue Performance Target: 35% Pre-tax Margin Strive to achieve by end of 2007 3 Source: Flmetrix, 2006 4 Source: NACHA, 2006 5 Source: Federal Reserve 2006 6 Source: Company Reports 2Q06 2 Growth rates are YoY

Private Bank 910 Institutional 884 Retail 888 Private Client Services 522 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Asset & Wealth Management Financial Results ($mm) 1H06 Revenue By Client Segment 1H06 Key Statistics Sustain superior investment performance Expand third-party distribution Stay in front of shift to alternative assets and absolute return investing Extend PB and PCS footprint Grow 401(k) and IRA rollover $1.2 trillion in assets under supervision, up 11% YoY % of AUM in 1st and 2nd Quartiles1 1 year - 71% 3 year - 75% 5 year - 81% AUM flows of $37bn Equity & Balanced - $26bn Fixed Income - $6bn Liquidity - $5bn Priorities Performance Target: 35% Pre-tax Margin Strive to achieve by end of 2006 1 Quarter rankings sourced from Lipper for the US and Taiwan; Mircropal for the UK, Luxembourg, and Hong Kong; and Nomura for Japan

Corporate Total Corporate ($mm) Private Equity ($mm) 1 Discontinued operations relate to the sale of select corporate trust businesses, with net income of $110mm in 1H06, and $217mm in 2005. Avg Portfolio Size Treasury NII Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1Q05 66 -411 2Q05 44 -473 3Q05 39 -415 4Q05 38 -391 1Q06 40 -281 2Q06 64 -104 Treasury NII ($mm) Treasury NII Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1Q05 -298 2Q05 -288 3Q05 -320 4Q05 -349 1Q06 -268 2Q06 -158 Other Corporate Net Income - adjusted3 ($mm) 3 Net Income has been adjusted to exclude litigation charges/recoveries, merger costs, gains from the sale of shares in MasterCard IPO (2Q06) and the sale of BrownCo (4Q05), the charge related to the acceleration of stock options (4Q05), and the tax benefit from the repatriation of foreign earnings(4Q05) 2 Tangible capital represents shareholder equity less goodwill

Note: All ratios exclude impact of loans held for sale 1 Card is shown on a managed basis (excludes impact of securitizations) Comments on Credit Allowance for loan losses/loans June 30, 2006 Wholesale 1.67% Retail Financial Services 0.69% Card Services 4.37% ($ in millions) 1H06 2005 Net Charge-offs2 $2,332 $7,595 Change in Allowance for credit losses 2 (336) Credit Costs2 $2,334 $7,259 Net Charge-off Rates by Business 2 Shown on a managed basis (excludes impact of securitizations)

1st Qtr Prime 325 Sub-Prime 28 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Consumer Sub-Prime Lending1 Operate in a limited way in sub-prime space Established limits for each portfolio which are reviewed annually Mortgage portfolio is clearly the dominant portion of sub-prime lending 1st Qtr Mortgage 23 Auto 2 Credit Card 3 Company D 20 Company E 20 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 1 Designated as sub-prime at origination 2 Includes a minimal amount of subprime home equity lines of credit originated 2

Sub-Prime Real Estate Risk Profile Credit performance continues to be favorable compared to historical levels The highest risk segment with FICO scores below 600 and LTV's greater than 90% is only 1% of the sub-prime real estate portfolio $13B of higher-risk sub-prime real estate, or 4% of total managed consumer portfolio Net charge-off rates for higher-risk assets: Current rate - 0.76% Approximate through the cycle rate - 1.10% Approximate peak loss rate - 2.20% No negative amortizing mortgages, option ARMs or 50-year products Note: Total managed Sub-Prime Mortgage portfolio is $23.1 billion. 1 FICO scores and LTVs at origination 2 Includes a minimal amount of subprime home equity lines of credit originated Sub-Prime1,2 Sub-Prime1,2 Higher-Risk Assets

Home Equity Risk Profile Credit performance continues to be favorable compared to historical levels The highest risk segment with FICO scores below 650 and LTV's greater than 90% is only 1% of the home equity portfolio $18B of higher-risk home equity, or 5% of total managed consumer portfolio Net charge-off rates for higher-risk assets: Current rate - 0.50% Approximate through the cycle rate - 0.85% Approximate peak loss rate - 1.70% Note: Total managed Home Equity portfolio is $75.3 billion. 1 FICO scores and LTVs at origination Home Equity1 Higher-Risk Assets Higher-Risk Assets

Comments on Capital Continue to build fortress balance sheet Tier 1 capital target above 8% 6/30/06 Tier 1 ratio of 8.5% Excess capital generation creates capital flexibility Dividend payout target: 30-40% Stock buyback: $2.0 billion in 1H06, $3.4 billion in 2005 Investments in the business Effective redeployment of capital Bolt-on acquisitions: Highbridge, Cazenove, Vastera, Neovest, Sears Canada credit card portfolio, Collegiate Funding Services, Paloma Partners, Kohl's private label portfolio, BK Retail & Middle Market businesses Selective pruning: BrownCo, auto leasing, manufactured housing loan portfolio, recreational vehicle loan portfolio, Corporate Trust Capital allocated to lines of business represents amount required to support standalone "A" rating Strong credit reserves 1.7% wholesale allowance to wholesale loans 1.7% consumer allowance to consumer loans

Merger Milestones

JPMORGAN CHASE - 2006 LEHMAN BROTHERS FINANCIAL SERVICES CONFERENCE

Completed

- ✓ 3/04 - Financial reporting architecture
- ✓ 6/04 - Branding decision
- ✓ 7/04 - Holding company merger
- ✓ 8/04 - Wholesale broker/dealer merger
- ✓ 8/04 - 10/04 - TSYS card conversions
- ✓ 10/04 - Proforma financials - 8K
- ✓ 10/04 - Card bank merger
- ✓ 6/04 - 1/05: HR policies & benefits conformed
- ✓ 11/04 - Merger of lead banks
- ✓ 1/05 - Technology insourcing
- ✓ 1/05 - Merger of payroll & benefit systems
- ✓ 2/05 - Merger of mutual funds
- ✓ 4/05 - Trade finance
- ✓ 4/05 - Began roll-out of branding changes
- ✓ 5/05 - Treasury Services clearing conversions
- ✓ 5/05 - Strategic Data Center mainframe migration

Completed

- ✓ 7/05 - Chase Card conversion
- ✓ 9/05 - Texas market integration
- ✓ 1/06 - 8/06 - Strategic Data Center server migrations
- ✓ 2/06 - 3/06 - Migration of consumer Card Member Services, business card and BankOne.com customers to Chase online platform
- ✓ 7/06 - Tri-State teller workstation conversion

Upcoming

- Tri-State retail deposit conversion (9/06)
- Bank of New York conversion (est. 1H07)
- Tri-State wholesale conversion (est. 3Q07)
- TSYS insourcing (est. 2H07)
- Other on-going technology activities:
  - Migration to target Finance operating platform
  - Infrastructure consolidations & technology upgrades
  - Expansion of offshore staffing capabilities

JPMorganChase

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Adjusted Firmwide Expense1 (mm) Noncompensation expense Compensation Expense Stack 3 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 3Q04 7501 4477 3024 4Q04 7343 4556 2786 1Q05 7052 4049 3002 40 2Q05 7322 4329 2992 60 3Q05 7120 4085 3035 80 4Q05 7465 4324 3141 90 1Q06 7216 4127 3089 2Q06 7400 4140 3260 Expenses 1 Firmwide Expenses adjusted to exclude IB compensation, Merger Costs, Litigation Costs/Reimbursements and expenses related to the adoption of SFAS 123R in 2006. Expenses also adjusted to include the effect of the deconsolidation of Paymentech in periods prior to 4Q05. Cutting waste while investing for growth Examples of Investments since the Merger 225 new retail branches 1,800 new salespeople in RFS 1,215 new ATMs Over 1,900 branches rebranded Over 1,600 new staff in IB tech & ops supporting growth initiatives and product expansion 2 private label credit card portfolios Increased marketing investment in new card account acquisitions Avg adjusted Noncomp expense

2% increase in avg. managed outstandings3 9% increase in charge volume3 20% organic growth in new accounts 18% increase in merchant processing volume Organic Growth over Past Year Investment Bank1 Retail Financial Services2 Card Services2 Commercial Banking2 Treasury & Securities Services2 Asset & Wealth Management2 1 Rankings based on Thomson Financial Securities data 2 Growth rates based on 1H06 vs 1H05 3 Impacted by acquisitions 4 Derived from Morningstar for the US; Micropal for the UK, Luxembourg, Hong Kong, and Taiwan; and Nomura for Japan 27% market share in Global Announced M&A in 1H06, up from 23% in FY2005 Remain #3 5% market share in Global IPOs in 1H06, up from 4% in FY05 #6 up from #9 7% market share in Global long-term debt in 1H06, up from 6% in FY05 #2 up from #4 15% increase in assets under management 56% of customer assets in 4 &5 star funds in 1H06, up from 50% in FY054 7% increase in checking accounts 92% increase in credit cards sold in branches 7% increase in avg. deposits 11% increase in avg. home equity loans 3% increase in avg. mortgage loans 47% increase in mortgages originated in branches 9% increase in avg. loans and leases 10% increase in avg. liability balances 17% increase in gross IB revenues 24% increase in avg. liability balances 19% increase in assets under custody 18% increase in USD ACH transactions originated 13% increase in USD clearing volume

Balance sheet continues to strengthen Solid understanding of and disciplined approach to credit Good expense control while investing for growth Strong management team World-class franchises Tremendous progress on conversions, technology, branding Still a work in progress Conclusions